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 T. ROWE PRICE
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California Tax-Free Income Trust
   California Tax-Free Money Fund

 Supplement to prospectus dated July 1, 1998
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 Effective March 1, 1999, the footnote to Table 3 on page 3 of the Prospectus will be revised with the following to reflect the extension of the fund's expense ratio limitation:

 Table 3  Expense Ratio Limitation
                                                         Expense Ratio
  Fund                            Limitation Period        Limitation        Reimbursement Date
  Money/a/                         3/1/99-2/28/01            0.55%                2/28/03
 -----------------------------------------------------------------------------------------------------

 /a/
  To limit the fund's expenses, T. Rowe Price previously entered into several agreements with the fund to waive its fees and bear any expenses that would cause the fund's ratio of expenses to average net assets to exceed 0.55%.
  The first agreement was from March 1, 1995 to February 28, 1997; and the second agreement from March 1, 1997 to February 28, 1999. Subject to shareholder approval, fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the expense ratio is below 0.55%; however, no reimbursement will be made after February 28, 1999 (for the first agreement), or February 28, 2001 (for the second agreement), or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.
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 The date of this supplement is March 1, 1999.
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                                                                  C05-041 3/1/99
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